Exhibit 10.28

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

Virginia

December   21 , 2016

Borrower:	GPM INVESTMENTS, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM SOUTHEAST, LLC, a limited liability company organized under the laws of Delaware (“GPM Southeast”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM1, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM2, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM3, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM4, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM5, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM6, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM8, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; and GPM9, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227, individually and collectively, jointly and severally, whether one or more.

Bank:	M&T BANK, a New York banking corporation with its chief executive office at One M&T Plaza, Buffalo, NY 14203. Attention: Office of General Counsel.

The Bank and the Borrower agree as follows:

1.	DEFINITIONS.

“Action” shall have the meaning specified in Section 2.f. hereof.

“Approvals” shall mean the names specified in Section 2.b. hereof.

“Arko” shall mean Arko Convenience Stores, LLC, a Delaware limited liability company.

“Collateral” shall mean the real property and improvements thereon identified as the stores more particularly described on Exhibit “A” attached hereto and made a part hereof, all as subject to certain liens and security interests conveyed under the Security Instruments.

“Deeds of Trust” shall mean those certain Deeds of Trust encumbering the Collateral identified as Stores 55, 58, 90, 91, 92, 93, 94, 409 and 471 on the Exhibit “A” attached hereto and made a part hereof, as more particularly described therein, granted by GPM to certain trustees as more particularly described therein for the benefit of Bank as security for the Loan, as modified or amended from time to time.

“G.A.A.P.” shall mean, with respect to any date of determination, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants consistently applied and maintained throughout the periods indicated.

“Governmental Body” shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the legislative, judicial, regulatory or administrative functions of or pertaining to a government.

“GPM” shall mean GPM Investments, LLC, a Delaware limited liability company.

“Hurst Harvey Stores” shall mean Collateral identified as Stores 90, 91, 92, 93 and 94 on the Exhibit “A” attached hereto and made a part hereof.

“Indebtedness” of a Person at a particular date shall mean all obligations of such Person which in accordance with G.A.A.P. would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such Person whether direct or guaranteed, and all premiums, if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

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“Leases” shall mean all leases, tenant contracts, rental agreements, franchise agreements, licenses, accounts or other occupancy agreements, whether oral or written, now existing or hereafter entered into, for the use or occupancy of all or any part of the Collateral, together with all modifications, renewals and proceeds thereof.

“Li’l Cricket Stores” shall mean the Collateral located in the State of South Carolina as identified on the Exhibit “A” attached hereto and made a part hereof.

“Loan” shall mean the term loan extended under this Agreement in the original principal amount of $26,000,000.00.

“Master Covenant Agreement” shall mean that certain Master Covenant Agreement dated of even date herewith between Borrower and Bank, as modified, amended, renewed, restated or replaced from time to time.

“Material Adverse Effect” shall mean a material adverse effect on (a) the condition (financial or otherwise), taken as a whole, of the Borrower and its Subsidiaries or the operations, assets, business, properties or prospects of the Borrower, (b) the Borrower’s ability to duly and punctually pay or perform the Loan in accordance with the terms thereof, (c) the value of a material portion of any of the collateral securing the Loan, or the Bank’s liens on a material portion of the collateral securing the Loan, or (d) the practical realization of the benefits of Bank’s rights and remedies under this Agreement and the other Transaction Documents.

“Mortgage” shall mean, individually and collectively, those certain Mortgages and Assignments of Rents and Leases of even date herewith executed by GPM Southeast, as grantor, for the benefit of the Bank, encumbering the Li’l Cricket Stores, as modified or amended from time to time.

“Obligations” shall mean the payment of (i) all sums due under the Transaction Documents in connection with the Loan, (ii) all extensions, renewals, refinancings, modifications and replacements thereof, and all interest and related charges, and (iii) all fees, late fees, expenses and reasonable attorneys’ fees and costs that have been or may hereafter be contracted or incurred in connection with the Loan, together with the performance of all of the terms, covenants, conditions, agreements, obligations and liabilities of Borrower under this Agreement or the other Transaction Documents.

“Permitted Liens” shall have the meaning specified in Section 2.e. hereof.

“Person” shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, limited liability partnership, institution, public benefit corporation, joint venture, entity or Governmental Body (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

“PNC” shall mean PNC Bank, National Association, as agent and lender under the PNC Credit Agreement.

“PNC Credit Agreement” shall mean that certain Second Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of August 6, 2013, together with all amendments, restatements and modifications thereto now and hereafter existing.

“Security Instruments” shall mean, collectively, the Mortgage and the Deeds of Trust.

“Subsidiary or Subsidiaries” shall mean any corporation or other business entity of which at least fifty percent (50%) of the voting stock or other ownership interest is owned by the Borrower directly or indirectly through one or more Subsidiaries provided, however that GPM 7, LLC and GPM Transportation, LLC shall not be included as a Subsidiary.

“Transaction Documents” means this Agreement and all documents, instruments or other agreements by the Borrower in favor of the Bank in connection (directly or indirectly) with the Loan, whether now or hereafter in existence, including promissory notes, security agreements, guaranties and letter of credit reimbursement agreements, and specifically including, without limitation, the Master Covenant Agreement.

2.

REPRESENTATIONS AND WARRANTIES. The Borrower makes the following representations and warranties, all of which shall be deemed to be continuing representations and warranties as long as this Agreement is in effect:

a.

Good Standing; Authority. The Borrower and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed. The Borrower and each Subsidiary is duly authorized to do business in each jurisdiction in which failure to be so qualified might have a material adverse effect on its business or assets and has the power and authority to own each of its assets and to use them in the ordinary course of business now and in the future.

b.

Compliance. The Borrower and each Subsidiary conducts its business and operations and the ownership of its assets in material compliance with each applicable statute, regulation and other law, including environmental laws. All material approvals, including authorizations, permits, consents, franchises, licenses, registrations, filings, declarations, reports and notices (the “Approvals”) necessary for the conduct of the Borrower’s and each Subsidiary’s business and for the Loan have been duly obtained and are in full force and effect. The Borrower and each Subsidiary is in compliance with the Approvals. The Borrower and each Subsidiary is in material compliance with its certificate of incorporation, by-laws, partnership agreement, articles of organization, operating agreement or other applicable organizational or governing document as may be applicable to the Borrower or a Subsidiary depending on its organizational structure (“Governing Documents”). To the Borrower’s knowledge, the Borrower and each Subsidiary is in compliance with each agreement to which it is a party or by which it or any of its assets is bound and which, if not in effect, would have a Material Adverse Effect.

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c.

Legality. The execution, delivery and performance by the Borrower of this Agreement and all related documents, including the Transaction Documents, (i) are in furtherance of the Borrower’s purposes and within its power and authority; (ii) do not (A) violate any statute, regulation or other law or any judgment, order or award of any court, agency or other governmental authority or of any arbitrator with respect to the Borrower or any Subsidiary or (B) violate the Borrower’s or any Subsidiary’s Governing Documents, constitute a default under any agreement binding on the Borrower or any Subsidiary or result in a lien or encumbrance on any of the collateral securing the Loan; and (iii) have been duly authorized by all necessary organizational actions.

d.	Fiscal Year. The fiscal year of the Borrower is the calendar year.

e.

Title to Assets. The Borrower has good and marketable title the assets constituting Collateral for the Loan free of security interests, mortgages or other liens or encumbrances, except as set forth on the Schedule 2.E. “Permitted Liens” or pursuant to the Bank’s prior written consent (the “Permitted Liens”).

f.

Judgments and Litigation. There is no pending or threatened claim, audit, investigation, action or other legal proceeding or judgment, order or award of any court, agency or other governmental authority or arbitrator which involves the Borrower, its Subsidiaries or their respective assets that would have a Material Adverse Effect (“Action”).

g.

Full Disclosure. Neither this Agreement nor any certificate, financial statement or other writing provided to the Bank by or on behalf of the Borrower or any Subsidiary contains any statement of fact that is incorrect or misleading in any material respect or omits to state any fact necessary to make any such statement not incorrect or misleading in any material respect. The Borrower has not failed to disclose to the Bank any fact that might have a Material Adverse Effect.

h.

Confession of Judgment. The Borrower is not a party to any note, guaranty, agreement or any other loan document with another creditor that contains any provisions permitting such creditor to obtain a judgment by confession against the Borrower.

3.	AFFIRMATIVE COVENANTS. So long as this Agreement is in effect, the Borrower shall:

a.

Financial Statements and Other Information. Promptly deliver to the Bank (i) within sixty (60) days after the end of each of its fiscal quarters, an internally-prepared financial statement of GPM (excluding GPM Petroleum LP) as of the end of such quarter, which financial statements shall consist of an income statement and statement of cash flows for the quarter, for the corresponding quarter in the previous fiscal year and for the period from the end of the previous fiscal year, with a balance sheet as of the quarter end all in such detail as the Bank may reasonably request, together with a store profit and loss statement for the properties owned and/or operated by the Borrower and encumbered by the Security Instruments; (ii) within one hundred twenty (120) days after the end of each fiscal year, an audited consolidated financial statement of GPM which shall include GP Petroleum LP as of the end of such fiscal year, setting forth comparative figures for the preceding fiscal year and to be audited by an independent certified public accountant acceptable to the Bank, and including consolidating detail in supplemental schedules; all such statements shall be certified by the Borrower’s chief financial officer or other such person responsible for the financial management of the Borrower to be correct and in accordance with the Borrower’s records and to present fairly the results of GPM’s and GPM Petroleum LP’s fully consolidated operations and cash flows and their financial position at year end; and (iii) with each internal consolidated financial statement, a certificate executed by the Borrower’s chief financial officer or other such person responsible for the financial management of the Borrower (A) setting forth the computations required to establish the Borrower’s compliance with each financial covenant, if any, during the statement period, (B) stating that the signers of the certificate have reviewed this Agreement and the consolidated statement of operations and condition (financial or other) of the Borrower the Subsidiaries during the relevant period and (C) stating that no Event of Default occurred during the period, or if an Event of Default did occur, describing its nature, the date(s) of its occurrence or period of existence and what action the Borrower has taken with respect thereto. Borrower will also promptly deliver to the Bank within sixty (60) days after the end of each of its fiscal quarters an internally-prepared financial statement for GPM Petroleum LP as of the end of such quarter, which financial statements shall consist of an income statement and statement of cash flows for the quarter and for the corresponding quarter in the previous fiscal year and for the period from the end of the previous fiscal year, with a balance sheet as of the quarter end. The Borrower shall also promptly provide, in form satisfactory to the Bank, such additional information, reports or other information as the Bank may from time to time reasonably request regarding the financial and business affairs of the Borrower.

b.

Accounting; Tax Returns and Payment of Claims. The Borrower will maintain a system of accounting in accordance with generally accepted accounting principles, has filed and will file each material tax return required of it and, except as disclosed in the Schedule, has paid and will pay when due each tax, assessment, fee, charge, fine and penalty imposed by any taxing authority upon it or any of its assets, income or franchises, as well as all amounts owed to mechanics, materialmen, landlords, suppliers and the like in the normal course of business, the failure to pay such which would constitute a Material Adverse Effect.

c.

Inspections. Promptly upon the Bank’s request, the Borrower will permit, and cause its Subsidiaries to permit, the Bank’s officers, attorneys or other agents to inspect its and its Subsidiary’s premises, examine and copy its records and discuss its and its Subsidiary’s business, operations and financial or other condition with its and its Subsidiary’s responsible officers and independent accountants.

d.	Operating Accounts. Consider establishing depository bank accounts with the Bank, when reasonable to do so.

e.

Changes in Management. Immediately upon any change in the identity of the Borrower’s chief executive officer, the Borrower will provide to the Bank a certificate executed by a senior officer authorized to transact business on behalf of the Borrower, specifying such change.

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f.

Notice of Defaults and Material Adverse Changes. Immediately upon acquiring reason to know of (i) any Event of Default, (ii) any event or condition that might have a Material Adverse Effect or (iii) any Action, the Borrower will provide to the Bank a certificate executed by a senior officer authorized to transact business on behalf of the Borrower, specifying the date(s) and nature of the Event of Default, event or condition or the Action and what steps the Borrower or its Subsidiary has taken or proposes to take with respect to it.

g.

Insurance. Maintain its, and cause its Subsidiaries to maintain, property in good repair and will on request provide the Bank with evidence of insurance coverage satisfactory to the Bank, including fire and hazard, liability, workers’ compensation and business interruption insurance and flood hazard insurance as and if required. In addition, Borrower shall (i) maintain and (provide to Bank evidence of) environmental insurance coverage with respect to the Collateral, and (ii) comply with the insurance requirements set forth in the Security Instruments encumbering the Collateral for the Loan, and the environmental insurance requirements set forth in the Amended, Restated and Consolidated Environmental Compliance and Indemnification Agreement of even date herewith, as modified or amended from time to time.

h.	Commitment Fee. On or before the date hereof, pay to the Bank a commitment fee in the amount of $200,200.00.

i.

Further Assurances. Promptly upon the request of the Bank, the Borrower will execute, and cause its Subsidiaries to execute, and deliver each writing and take each other action that the Bank reasonably deems necessary or desirable in connection with the Loan.

j.

Power to Confess Judgment. In the event that the Borrower enters into any note, guaranty, agreement or other loan document with another creditor permitting such creditor to obtain a judgment by confession against the Borrower, the Borrower agrees to (a) notify the Bank immediately upon the execution of such document, and (b) within five (5) business days, execute such documentation as the Bank deems necessary in its sole discretion to allow the Bank confession of judgment rights against the Borrower, including, without limitation, modifications or restatements of any note evidencing the Loan.

k.

Leases. Deliver copies of all Leases of any portion of the Collateral, if applicable, within thirty (30) days of the execution thereof, which Leases shall be on a form reviewed and approved by Bank in its reasonable discretion.

4.

NEGATIVE COVENANTS. As long as this Agreement is in effect, the Borrower shall not violate, and shall not suffer or permit any of its Subsidiaries to violate, any of the following covenants. The Borrower shall not:

a.

Liens. Permit any of the Collateral to be subject to any security interest, mortgage or other lien or encumbrance, except as set forth on the Schedule titled “Permitted Liens” and except for liens for property taxes not yet due; pledges and deposits to secure obligations or performance for workers’ compensation, bids, tenders, contracts other than notes, appeal bonds or public or statutory obligations; and materialmen’s, mechanics’, carriers’ and similar liens arising in the normal course of business.

b.

Changes In Form. (i) Do business under or otherwise use any name other than its true name or registered or unregistered trade names (including, but not limited to, Fas Mart®, Li’l Cricket and Scotchman and applicable fuel brands such as BP and Valero), (ii) INTENTIONALLY DELETED, (iii) make any material change in its business, structure, purposes or operations that might have a material adverse effect on the Borrower or any of its Subsidiaries, (iv) permit any change in control of the ownership or operation of the Collateral, or (v) make, terminate or permit to be revoked any election pursuant to Subchapter S of the Internal Revenue Code.

5.

COMPLIANCE WITH MASTER COVENANT AGREEMENT. During the term of this Agreement, the Borrower and all of its Subsidiaries on a consolidated basis shall comply with the covenants set forth in the Master Covenant Agreement, which Master Covenant Agreement is incorporated by reference as if set forth fully herein. Failure to maintain compliance with the Master Covenant Agreement shall constitute an immediate Event of Default (as hereinafter defined) under this Agreement.

6.	DEFAULT.

a.

Events of Default. Any of the following events or conditions shall constitute an “Event of Default” (i) failure by the Borrower to pay when due (whether at the stated maturity, by acceleration, upon demand or otherwise) any amount due under the Loan, or any part thereof, with such failure continuing for three (3) business days; (ii) default by the Borrower in the performance of any other obligation, term or condition of this Agreement, or the other Transaction Documents, and, in the event such default is deemed capable of cure by Bank in its sole discretion, the continuation of such default for thirty (30) days after notice from Bank to Borrower (or sixty (60) days’ notice when such default is not capable of cure within a thirty (30) day period, as determined by Bank, and the Borrower is diligently pursuing such cure); (iii) default by the Borrower in the performance of any other obligation, term or condition under any indebtedness or obligation owing to the Bank (other than hereunder or in the Transactional Documents) beyond any applicable cure or grace period, including, without limitation, failure by the Borrower to pay when due (whether at the stated maturity, by acceleration, upon demand or otherwise) any amount due under such indebtedness; (iv) the Borrower is dissolved, becomes insolvent, generally fails to pay or admits in writing its inability generally to pay its debts as they become due; (v) the Borrower makes a general assignment, arrangement or composition agreement with or for the benefit of its creditors or makes, or sends notice of any intended, bulk sale; the sale, assignment, transfer or delivery of all or substantially all of the assets of the Borrower to a third party; or the cessation by the Borrower as a going business concern; (vi) the Borrower files a petition in bankruptcy or institutes any action under federal or state law for the relief of debtors or seeks or consents to the appointment of an administrator, receiver, custodian or similar official for the wind up of its business (or has such a petition or action filed against it and such petition action or appointment is not dismissed or stayed within forty-five (45) days); (vii) the reorganization or dissolution of the Borrower (or the making of any agreement therefor); (viii) INTENTIONALLY DELETED; (ix) the entry of any final judgment or order of any court, other governmental authority or arbitrator against the Borrower that would have a Material Adverse Effect; (x) the material falsity, omission or inaccuracy of any facts submitted to the Bank (whether in a financial

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statement or otherwise); (xi) an adverse change in the Borrower, its business, assets, operations, affairs or condition (financial or otherwise) from the status shown on any financial statement or other document submitted to the Bank, and which change constitutes a Material Adverse Effect; (xii) any pension plan of the Borrower fails to comply with applicable law or has vested unfunded liabilities such that the lack of compliance or failure constitutes a Material Adverse Effect; (xiii) any indication or evidence received by the Bank that the Borrower may have directly or indirectly been engaged in any type of activity which, in the Bank’s discretion, might result in the forfeiture or any property of the Borrower to any governmental authority; (xiv) the occurrence of any event described in Section 6(a)(i) through and including 6(a)(xiii) with respect to any Subsidiary or to any endorser, guarantor or any other party liable for, or whose assets or any interest therein secures, payment of any of the Loan; or (xv) the occurrence of any event of default (beyond any applicable grace, notice and/or cure period) under the PNC Credit Agreement.

b.

Rights and Remedies Upon Default. Upon the occurrence of any Event of Default, the Bank without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon the Borrower or any other person (all and each of which demands, presentments, protests, advertisements and notices are hereby waived), may exercise all rights and remedies under the Borrower’s agreements with the Bank, applicable law, in equity or otherwise and may declare all or any part of the Loan not payable on demand to be immediately due and payable without demand or notice of any kind and terminate any obligation it may have to grant any additional loan, credit or other financial accommodation to the Borrower. All or any part of the Loan whether or not payable on demand, shall be immediately due and payable automatically upon the occurrence of an Event of Default in Section 6(a)(vi) above. The provisions hereof are not intended in any way to affect any rights of the Bank with respect to any Loan which may now or hereafter be payable on demand.

7.

EXPENSES. The Borrower shall within seven (7) business days of written notice pay to the Bank all reasonable costs and expenses (including all fees and disbursements of counsel retained for advice, suit, appeal or other proceedings or purpose and of any experts or agents it may retain), which the Bank may incur in connection with (i) the administration of the Loan, including any administrative fees the Bank may impose for the preparation of discharges, releases or assignments to third-parties; (ii) the enforcement and collection of the Loan or any guaranty thereof; (iii) the exercise, performance, enforcement or protection of any of the rights of the Bank hereunder; or (iv) the failure of the Borrower or any Subsidiary to perform or observe any provisions hereof. After such demand for payment of any cost, expense or fee under this Section or elsewhere under this Agreement, the Borrower shall pay interest at the highest default rate specified in any instrument evidencing any of the Loan from the date payment is demanded by the Bank to the date reimbursed by the Borrower. All such costs, expenses or fees under this Agreement shall be added to the Loan.

8.

TERMINATION. This Agreement shall remain in full force and effect until all Obligations outstanding, or contracted or committed for (whether or not outstanding), shall be finally and irrevocably paid in full.

9.	Intentionally Deleted.

10.	MISCELLANEOUS.

a.

Notices. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower (at its address on the Bank’s records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower’s relationship with the Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., FedEx). Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Bank.

b.

Generally Accepted Accounting Principles. Any financial calculation to be made, all financial statements and other financial information to be provided, and all books and records, system of accounting to be kept in connection with the provisions of this Agreement, shall be in accordance with generally accepted accounting principles consistently applied during each interval and from interval to interval; provided, however, that in the event changes in generally accepted accounting principles shall be mandated by the Financial Accounting Standards Board or any similar accounting body of comparable standing, or should be recommended by Borrower’s certified public accountants, to the extent such changes would affect any financial calculations to be made in connection herewith, such changes shall be implemented in making such calculations only from and after such date as Borrower and the Bank shall have amended this Agreement to the extent necessary to reflect such changes in the financial and other covenants to which such calculations relate.

c.

Indemnification. If after receipt of any payment of all, or any part of, the Loan, the Bank is, for any reason, compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, an impermissible setoff, or a diversion of trust funds, or for any other reason, the Transaction Documents shall continue in full force and the Borrower shall be liable, and shall indemnify and hold the Bank harmless for, the amount of such payment surrendered. The provisions of this Section shall be and remain effective notwithstanding any contrary action which may have been taken by the Bank in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Bank’s rights under the Transaction Documents and shall be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this Section shall survive the termination of this Agreement and the Transaction Documents.

d.

Further Assurances. From time to time, the Borrower shall take, and cause its Subsidiaries to take, such action and execute and deliver to the Bank such additional documents, instruments, certificates, and agreements as the Bank may reasonably request to effectuate the purposes of the Transaction Documents.

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e.

Cumulative Nature and Non-Exclusive Exercise of Rights and Remedies. All rights and remedies of the Bank pursuant to this Agreement and the Transaction Documents shall be cumulative, and no such right or remedy shall be exclusive of any other such right or remedy. In the event of any unreconcilable inconsistencies, this Agreement shall control. No single or partial exercise by the Bank of any right or remedy pursuant to this Agreement or otherwise shall preclude any other or further exercise thereof, or any exercise of any other such right or remedy, by the Bank.

f.

Governing Law; Jurisdiction. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Virginia. Unless provided otherwise under federal law, this Agreement will be interpreted in accordance with laws of the Commonwealth of Virginia, excluding its conflict of laws rules. THE BORROWER HEREBY IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE COMMONWEALTH OF VIRGINIA IN A COUNTY OR JUDICIAL DISTRICT WHERE THE BANK MAINTAINS A BRANCH, AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER’S ADDRESS AS SET FORTH IN THE ABOVE SECTION ENTITLED “NOTICES;” PROVIDED THAT NOTHING CONTAINED IN THIS AGREEMENT WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient form for both the Bank and Borrower, and Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

g.

Joint and Several; Successors and Assigns. If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts, which become due, and the performance of all obligations under this Agreement, and the term “the Borrower” shall include each as well as all of them. This Agreement shall be binding upon the Borrower and upon its heirs and legal representatives, its successors and assignees, and shall inure to the benefit of, and be enforceable by, the Bank, its successors and assignees and each direct or indirect assignee or other transferee of any of the Loan; provided, however, that this Agreement may not be assigned by the Borrower without the prior written consent of the Bank.

h.

Waivers; Changes in Writing. No failure or delay of the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The Borrower expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of the Bank (including representations to make loans to the Borrower) and agrees that none of the foregoing shall operate as a waiver of any right or remedy of the Bank. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless made specifically in writing by the Bank and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No modification to any provision of this Agreement shall be effective unless made in writing in an agreement signed by the Borrower and the Bank.

i.

Interpretation. Unless the context otherwise clearly requires, references to plural includes the singular and references to the singular include the plural; references to “individual” shall mean a natural person and shall include a natural person doing business under an assumed name (e.g., a “DBA”); the word “or” has the inclusive meaning represented by the phrase “and/or;” the word “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation;” and captions or section headings are solely for convenience and not part of the substance of this Agreement. Any representation, warranty, covenant or agreement herein shall survive execution and delivery of this Agreement and shall be deemed continuous. Each provision of this Agreement shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If any provision nevertheless is held invalid, the other provisions shall remain in effect. The Borrower agrees that in any legal proceeding, a photocopy of this Agreement kept in the Bank’s course of business may be admitted into evidence as an original.

j.

Waiver of Jury Trial. THE BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THE BORROWER AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTIONS RELATED HERETO. THE BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. THE BORROWER ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

k.

Amendment, Restatement and Consolidation. This Amended, Restated and Consolidated Credit Agreement hereby amends, restates and consolidates, in all respects, (1) that certain Credit Agreement dated as of June 26, 2012 by and between GPM and Bank, as modified, amended, renewed, restated or replaced from time to time; (2) that certain Credit Agreement dated as of April 26, 2013 by and between GPM and Bank, as modified, amended, renewed, restated or replaced from time to time; (3) that certain Credit Agreement dated as of August 1, 2013 by and between Borrower and Bank, as modified, amended, renewed, restated or replaced from time to time; (4) that certain Credit Agreement dated as of June 26, 2012 by and between GPM and Bank, as modified, amended, renewed, restated or replaced from time to time; and (5) that certain Credit Agreement dated as of March 21, 2013 by and between GPM and Bank, as modified, amended, renewed, restated or replaced from time to time. No novation is intended hereby.

CLB-106-VA (11/04)	6	© M&T Bank, 2004

Acknowledgment. Borrower acknowledges that it has read and understands all the provisions of this Agreement, including the Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES FOLLOW]

CLB-106-VA (11/04)	7	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

[SIGNATURE PAGE]

WITNESS the due execution hereof as a SEALED INSTRUMENT as of the date first written above.

BANK:

M&T BANK,
a New York banking corporation

By:	/s/ Drake Staniar	(SEAL)	/s/ Katherine Green	(SEAL)
Name:	Drake Staniar		Signature of Witness
Title:	Assistant Vice President
Katherine Green
Typed Name of Witness

CLB-106-VA (11/04)	8	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

[SIGNATURE PAGE]

WITNESS the due execution hereof as a SEALED INSTRUMENT as of the date first written above.

BORROWER:

GPM INVESTMENTS, LLC, a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Eyal Nuchamovitz	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Eyal Nuchamovitz
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Maury Bricks	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	CFO
Maury Bricks
Typed Name of Witness

ACKNOWLEDGMENT

COMMONWEALTH OF VIRGINIA                                                  )

                                                                    ) TO-WIT

CITY/COUNTY OF Henrico                                                                )

The foregoing instrument was acknowledged before me, Diana Avery                                , Notary Public, this _21st_ day of December                        , 2016, by Arie Kotler and Don Bassell                                    , who have each presented identification of ______________________________ (a United States Passport, a certificate of United States citizenship, a certificate of naturalization, an unexpired foreign passport, an alien registration card with photograph, a state issued driver’s license or a state issued identification card or a United States military card), and voluntarily acknowledged this instrument as Chief Executive Officer and Chief Financial Officer                                    , respectively, of GPM Investments, LLC, a Delaware limited liability company, on its behalf.

/s/ Diana Avery
Notary Public

Registration Number: 7658379
My commission expires: 12/31/2019

Notary Seal (sharp, legible, reproducible)

CLB-106-VA (11/04)	9	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

[SIGNATURE PAGE]

WITNESS the due execution hereof as a SEALED INSTRUMENT as of the date first written above.

BORROWER:

GPM SOUTHEAST, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Eyal Nuchamovitz	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Eyal Nuchamovitz
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Maury Bricks	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	CFO
Maury Bricks
Typed Name of Witness

ACKNOWLEDGMENT

COMMONWEALTH OF VIRGINIA                                     )

                                                       ) TO-WIT

CITY/COUNTY OF Henrico                                                    )

The foregoing instrument was acknowledged before me, Diana Avery____________________, Notary Public, this _21st_ day of December________________, 2016, by Arie Kotler and Don Bassell___________________, who have each presented identification of ______________________________ (a United States Passport, a certificate of United States citizenship, a certificate of naturalization, an unexpired foreign passport, an alien registration card with photograph, a state issued driver’s license or a state issued identification card or a United States military card), and voluntarily acknowledged this instrument as Chief Executive Officer and Chief Financial Officer___________________, respectively, of GPM Investments, LLC, a Delaware limited liability company, on its behalf.

/s/ Diana Avery
Notary Public

Registration Number: 7658379
My commission expires: 12/31/2019

Notary Seal (sharp, legible, reproducible)

CLB-106-VA (11/04)	10	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

[SIGNATURE PAGE]

WITNESS the due execution hereof as a SEALED INSTRUMENT as of the date first written above.

BORROWER:

GPM1, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Eyal Nuchamovitz	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Eyal Nuchamovitz
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Maury Bricks	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	CFO
Maury Bricks
Typed Name of Witness

ACKNOWLEDGMENT

COMMONWEALTH OF VIRGINIA                                    )

                                            ) TO-WIT

CITY/COUNTY OF Henrico                                                  )

The foregoing instrument was acknowledged before me, Diana Avery____________________, Notary Public, this _21st_ day of December________________, 2016, by Arie Kotler and Don Bassell___________________, who have each presented identification of ______________________________ (a United States Passport, a certificate of United States citizenship, a certificate of naturalization, an unexpired foreign passport, an alien registration card with photograph, a state issued driver’s license or a state issued identification card or a United States military card), and voluntarily acknowledged this instrument as Chief Executive Officer and Chief Financial Officer___________________, respectively, of GPM Investments, LLC, a Delaware limited liability company, on its behalf.

/s/ Diana Avery
Notary Public

Registration Number: 7658379
My commission expires: 12/31/2019

Notary Seal (sharp, legible, reproducible)

CLB-106-VA (11/04)	11	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

[SIGNATURE PAGE]

WITNESS the due execution hereof as a SEALED INSTRUMENT as of the date first written above.

BORROWER:

GPM2, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Eyal Nuchamovitz	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Eyal Nuchamovitz
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Maury Bricks	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	CFO
Maury Bricks
Typed Name of Witness

ACKNOWLEDGMENT

COMMONWEALTH OF VIRGINIA                                         )

                                                 ) TO-WIT

CITY/COUNTY OF Henrico                                                        )

The foregoing instrument was acknowledged before me, Diana Avery____________________, Notary Public, this _21st_ day of December________________, 2016, by Arie Kotler and Don Bassell___________________, who have each presented identification of ______________________________ (a United States Passport, a certificate of United States citizenship, a certificate of naturalization, an unexpired foreign passport, an alien registration card with photograph, a state issued driver’s license or a state issued identification card or a United States military card), and voluntarily acknowledged this instrument as Chief Executive Officer and Chief Financial Officer___________________, respectively, of GPM Investments, LLC, a Delaware limited liability company, on its behalf.

/s/ Diana Avery
Notary Public

Registration Number: 7658379
My commission expires: 12/31/2019

Notary Seal (sharp, legible, reproducible)

CLB-106-VA (11/04)	12	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

[SIGNATURE PAGE]

WITNESS the due execution hereof as a SEALED INSTRUMENT as of the date first written above.

BORROWER:

GPM3, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Eyal Nuchamovitz	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Eyal Nuchamovitz
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Maury Bricks	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	CFO
Maury Bricks
Typed Name of Witness

ACKNOWLEDGMENT

COMMONWEALTH OF VIRGINIA                                        )

                                                         ) TO-WIT

CITY/COUNTY OF Henrico                                                      )

The foregoing instrument was acknowledged before me, Diana Avery____________________, Notary Public, this _21st_ day of December________________, 2016, by Arie Kotler and Don Bassell___________________, who have each presented identification of ______________________________ (a United States Passport, a certificate of United States citizenship, a certificate of naturalization, an unexpired foreign passport, an alien registration card with photograph, a state issued driver’s license or a state issued identification card or a United States military card), and voluntarily acknowledged this instrument as Chief Executive Officer and Chief Financial Officer___________________, respectively, of GPM Investments, LLC, a Delaware limited liability company, on its behalf.

/s/ Diana Avery
Notary Public

Registration Number: 7658379
My commission expires: 12/31/2019

Notary Seal (sharp, legible, reproducible)

CLB-106-VA (11/04)	13	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

[SIGNATURE PAGE]

WITNESS the due execution hereof as a SEALED INSTRUMENT as of the date first written above.

BORROWER:

GPM4, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Eyal Nuchamovitz	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Eyal Nuchamovitz
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Maury Bricks	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	CFO
Maury Bricks
Typed Name of Witness

ACKNOWLEDGMENT

COMMONWEALTH OF VIRGINIA                                    )

                                                                  ) TO-WIT

CITY/COUNTY OF Henrico                                                  )

The foregoing instrument was acknowledged before me, Diana Avery____________________, Notary Public, this _21st_ day of December________________, 2016, by Arie Kotler and Don Bassell___________________, who have each presented identification of ______________________________ (a United States Passport, a certificate of United States citizenship, a certificate of naturalization, an unexpired foreign passport, an alien registration card with photograph, a state issued driver’s license or a state issued identification card or a United States military card), and voluntarily acknowledged this instrument as Chief Executive Officer and Chief Financial Officer___________________, respectively, of GPM Investments, LLC, a Delaware limited liability company, on its behalf.

/s/ Diana Avery
Notary Public

Registration Number: 7658379
My commission expires: 12/31/2019

Notary Seal (sharp, legible, reproducible)

CLB-106-VA (11/04)	14	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

[SIGNATURE PAGE]

WITNESS the due execution hereof as a SEALED INSTRUMENT as of the date first written above.

BORROWER:

GPM5, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Eyal Nuchamovitz	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Eyal Nuchamovitz
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Maury Bricks	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	CFO
Maury Bricks
Typed Name of Witness

ACKNOWLEDGMENT

COMMONWEALTH OF VIRGINIA                                        )

                                                         ) TO-WIT

CITY/COUNTY OF Henrico                                                      )

The foregoing instrument was acknowledged before me, Diana Avery____________________, Notary Public, this _21st_ day of December________________, 2016, by Arie Kotler and Don Bassell___________________, who have each presented identification of ______________________________ (a United States Passport, a certificate of United States citizenship, a certificate of naturalization, an unexpired foreign passport, an alien registration card with photograph, a state issued driver’s license or a state issued identification card or a United States military card), and voluntarily acknowledged this instrument as Chief Executive Officer and Chief Financial Officer___________________, respectively, of GPM Investments, LLC, a Delaware limited liability company, on its behalf.

/s/ Diana Avery
Notary Public

Registration Number: 7658379
My commission expires: 12/31/2019

Notary Seal (sharp, legible, reproducible)

CLB-106-VA (11/04)	15	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

[SIGNATURE PAGE]

WITNESS the due execution hereof as a SEALED INSTRUMENT as of the date first written above.

BORROWER:

GPM6, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Eyal Nuchamovitz	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Eyal Nuchamovitz
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Maury Bricks	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	CFO
Maury Bricks
Typed Name of Witness

ACKNOWLEDGMENT

COMMONWEALTH OF VIRGINIA                                        )

                                                         ) TO-WIT

CITY/COUNTY OF Henrico                                                      )

The foregoing instrument was acknowledged before me, Diana Avery____________________, Notary Public, this _21st_ day of December________________, 2016, by Arie Kotler and Don Bassell___________________, who have each presented identification of ______________________________ (a United States Passport, a certificate of United States citizenship, a certificate of naturalization, an unexpired foreign passport, an alien registration card with photograph, a state issued driver’s license or a state issued identification card or a United States military card), and voluntarily acknowledged this instrument as Chief Executive Officer and Chief Financial Officer___________________, respectively, of GPM Investments, LLC, a Delaware limited liability company, on its behalf.

/s/ Diana Avery
Notary Public

Registration Number: 7658379
My commission expires: 12/31/2019

Notary Seal (sharp, legible, reproducible)

CLB-106-VA (11/04)	16	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

[SIGNATURE PAGE]

WITNESS the due execution hereof as a SEALED INSTRUMENT as of the date first written above.

BORROWER:

GPM8, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Eyal Nuchamovitz	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Eyal Nuchamovitz
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Maury Bricks	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	CFO
Maury Bricks
Typed Name of Witness

ACKNOWLEDGMENT

COMMONWEALTH OF VIRGINIA                                    )

                                                     ) TO-WIT

CITY/COUNTY OF Henrico                                                  )

The foregoing instrument was acknowledged before me, Diana Avery____________________, Notary Public, this _21st_ day of December________________, 2016, by Arie Kotler and Don Bassell___________________, who have each presented identification of ______________________________ (a United States Passport, a certificate of United States citizenship, a certificate of naturalization, an unexpired foreign passport, an alien registration card with photograph, a state issued driver’s license or a state issued identification card or a United States military card), and voluntarily acknowledged this instrument as Chief Executive Officer and Chief Financial Officer___________________, respectively, of GPM Investments, LLC, a Delaware limited liability company, on its behalf.

/s/ Diana Avery
Notary Public

Registration Number: 7658379
My commission expires: 12/31/2019

Notary Seal (sharp, legible, reproducible)

CLB-106-VA (11/04)	17	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

[SIGNATURE PAGE]

WITNESS the due execution hereof as a SEALED INSTRUMENT as of the date first written above.

BORROWER:

GPM9, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Eyal Nuchamovitz	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Eyal Nuchamovitz
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Maury Bricks	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	CFO
Maury Bricks
Typed Name of Witness

ACKNOWLEDGMENT

COMMONWEALTH OF VIRGINIA                                    )

                                                     ) TO-WIT

CITY/COUNTY OF Henrico                                                  )

The foregoing instrument was acknowledged before me, Diana Avery____________________, Notary Public, this _21st_ day of December________________, 2016, by Arie Kotler and Don Bassell___________________, who have each presented identification of ______________________________ (a United States Passport, a certificate of United States citizenship, a certificate of naturalization, an unexpired foreign passport, an alien registration card with photograph, a state issued driver’s license or a state issued identification card or a United States military card), and voluntarily acknowledged this instrument as Chief Executive Officer and Chief Financial Officer___________________, respectively, of GPM Investments, LLC, a Delaware limited liability company, on its behalf.

/s/ Diana Avery
Notary Public

Registration Number: 7658379
My commission expires: 12/31/2019

Notary Seal (sharp, legible, reproducible)

BANK USE ONLY

Authorization Confirmed:
Signature

CLB-106-VA (11/04)	18	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

EXHIBIT “A”

Collateral

Store	Address	City/County	Commonwealth/State
3806	3200 Janie Glymph Goree Rd.	Union County	South Carolina
3811	97 N. Church St.	Newberry County	South Carolina
3814	800 Fairview St.	Greenville County	South Carolina
3815	6726 Augusta Road	Greenville County	South Carolina
3821	1013 N. Harper St.	Laurens County	South Carolina
3822	549 John B. White Sr. Blvd.	Spartanburg County	South Carolina
3826	4195 S. Pine St.	Spartanburg County	South Carolina
3830	250 Garner Rd.	Spartanburg County	South Carolina
3834	1400 Abbeville Hwy.	Greenwood County	South Carolina
3837	529 Church St.	Laurens County	South Carolina
3843	1315 Kendall Rd.	Newberry County	South Carolina
3847	2538-A Two Notch Rd.	Columbia City; Richland County	South Carolina
3849	1126 Main St.	Union County	South Carolina
3850	715 Howard St.	Spartanburg County	South Carolina
3851	1997 Nazareth Rd.	Spartanburg County	South Carolina
3852	304 South Alabama Ave.	Spartanburg County	South Carolina
3856	100 Middleton Way	Greenville County	South Carolina
3860	5687 Chesnee Hwy.	Spartanburg County	South Carolina
3869	6901 Dorchester Rd.	Charleston County	South Carolina
3874	2751 Magnolia St.	Orangeburg County	South Carolina
3876	450 Meeting St.	Lexington County	South Carolina
3885	1107 North Jefferies Blvd.	Colleton County	South Carolina
3886	17 Tecklenburg Ln.	Calhoun County	South Carolina
3887	2267 Homestead Rd.	Orangeburg County	South Carolina
3888	703 Wichman St.	Colleton County	South Carolina
55	2600 East Main St	Richmond City	Virginia
58	4454 John Tyler Highway	Williamsburg City; James City County	Virginia
90	442 North Main Street	Lancaster County	Virginia
91	2896 Northumberland Highway	Northumberland County	Virginia
92	6010 Mary Ball Highway	Lancaster County	Virginia
93	2009 Buckley Hall Road	Mathews County	Virginia
94	901 McKinney Boulevard	Westmoreland County	Virginia
409	1136 Old Airport Rd	Bristol City	Virginia
471	1287 Highway 11 West	Sullivan County	Tennessee

CLB-106-VA (11/04)	19	© M&T Bank, 2004

AMENDED, RESTATED AND CONSOLIDATED

CREDIT AGREEMENT

SCHEDULE 2.E.

Permitted Liens

CLB-106-VA (11/04)	20	© M&T Bank, 2004